Exhibit 10.18
Lease Agreement between the Company and Principal Mutual Life Insurance Company

                                  OFFICE LEASE

THIS LEASE is made this 21st of July, 1997, between PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa corporation hereinafter called "Landlord" and AVESIS,INC. a Delaware corporation, hereinafter called "Tenant".

                                LEASE OF PREMISES

          Landlord hereby leases to Tenant and Tenant hires from Landlord, subject to all of the terms and conditions hereinafter set forth, those certain premises (hereinafter called the "Premises") as set forth in Item 1 of the Basic Lease Provisions and as shown in the space plan or floor plan attached hereto as Exhibit "A" located in that certain office building ("Building") now existing and located at 3724 North Third Street situated in the City of Phoenix, County of Maricopa, State of Arizona, as part of an office and commercial project commonly known as The Clare-Weld Building, which land is improved with landscaping, parking facilities and other improvements and appurtenances, all of which land, improvements and appurtenances together with the Building and other office and commercial structures are referred to collectively herein as "the Project".

                             BASIC LEASE PROVISIONS

1.    Building Name:       The Clare-Weld Building
      Suite:               300
      Floor(s):            Third Floor
      Address:             3724 North Third Street
                           Phoenix, Arizona  85012

2. Rentable Area of the Premises: 6,672 square feet (as referred to in Paragraph 3.5)
3.    Rentable Area of the Building:  19,259 square feet
4.    Tenant's Proportionate Share:   35 % (as referred to in Paragraph 3.4)
5. Basic Rent (as referred to in Article 2): $7,228.00 (plus applicable taxes) The Basic Rent for the first 24 months of this Lease shall be Seven Thousand Two Hundred Twenty-eight and 00/100 Dollars ($7,228.00) per month (Plus applicable taxes). Thereafter, the Basic Rent shall be increased as follows:
        Months 25 through 36: $7,506.00 Per Month, Plus Applicable Taxes
        Months 37 through 60: $7,784.00 Per Month, Plus Applicable Taxes

6. Base Year: The calendar year of 1997, grossed up to ninety-five percent (95 %) occupancy.
7. Term (as referred to in Article 1): Five (5) years, commencing on October 1 19 97 and ending on September 30, 2002 .
      Tenant acknowledges that Landlord has the right, pursuant to Paragraph 15.3, to terminate this Lease if Tenant notifies Landlord that Tenant desires to assign this Lease or sublet the Premises or any portion of the Premises.

8. Security Deposit (as referred to in Article 4): $ 7,228.00 (Plus applicable taxes)
9.    Landlord's Broker (as referred to in Article 40):  CB Commercial
10.   Tenant's Broker (as referred to in Article 40):  CB Commercial
11.   Vehicle Parking Spaces Allocated to Tenant (as referred to in Article 53):
      Landlord  will  provide  Tenant with  twenty-two  (22)  parking  stalls as follows: Six (6) covered reserved stalls free for initial 24 months of term; $20.00 per stall per month thereafter (plus sales tax), Sixteen (16) uncovered, reserved stalls free for term of lease.
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12.   Additional Basic Lease Provisions:

      A. OPTION TO EXTEND: Tenant shall have the option to renew this Lease for one (1) additional term of (5) years upon the following terms and conditions:

                    1) Provided that at the end of the primary term of this Lease, Tenant is in possession of the Premises and is not in default of any of the terms, conditions or covenants contained in this Lease, Tenant herein, for Tenant's sole use and occupancy, is hereby granted an option to renew this Lease for an additional term of five (5) years commencing on October 1, 2002, and expiring on September 30, 2007, on the same terms and conditions contained herein, except for rental. The rental for said extended term shall be at a renegotiated rental rate based on the then prevailing market rates, which shall not be less than that paid during the primary term of this Lease.

                    2) Tenant shall notify Landlord, in writing, of its desire to renew this Lease no later than six (6) months prior to the expiration of the primary term hereof and Landlord shall within thirty (30) days after receiving said written notice from tenant, designate a place and a time to meet with Tenant for the purpose of negotiating a new rental rate for said additional five (5) years.

13. All rent payments and notices shall be delivered to Landlord at the following address:

                  Principal Mutual Life Insurance Company
                  c/o Metro Commercial Properties
                  4411 S. Rural Road, Suite 201
                  Tempe, Arizona  85282

      or at such address as Landlord may designate from time to time.

14.   Signatures of Landlord and Tenant:
      Landlord and Tenant hereby execute this Lease, consisting of the foregoing provisions and the Additional Lease Provisions and exhibits which follow, as of _____, 1997.

IN WITNESS WHEREOF, the parties hereto have signed and sealed this Lease Renewal Agreement on the date hereinafter written.

EXECUTED BY LANDLORD, this_________day of__________________________,19__.

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY, an Iowa Corporation
By:     _______________________
Title:  _______________________
By:     _______________________
Title:  _______________________
EXECUTED BY AVESIS, INC., a Delaware corporation, this____day of_________, 19__:

By:     _______________________
Title:  _______________________
Address:_______________________
                                       37
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City/State/Zip:
                                        2

                           ADDITIONAL LEASE PROVISIONS

ARTICLE 1 - TERM

     1.1 The term of this Lease shall be as shown in Item 8 of the Basic Lease Provisions and shall commence on the commencement date as shown in Item 8 of the basic Lease Provisions or such later date as the Premises shall be tendered to Tenant ready for occupancy as set forth in Section 1.2 below, or upon such earlier date as Tenant takes possession or commences use of the Premises for any purpose other than construction. The date of commencement as defined above, hereinafter called the "Commencement Date", shall be confirmed in writing by the parties promptly upon such commencement.

     1.2 Landlord may, prior to the commencement date set forth in Item 8 of the basic Lease Provisions, tender the Premises to Tenant upon not less than fifteen
(15) days' prior written notice stating that the Premises will be ready for occupancy on the date specified in such notice. The Premises shall be deemed ready for occupancy upon the expiration of fifteen (15) days from the date said notice is sent, and when Landlord has: (i) put in operation all building services essential for the use of the Premises by Tenant; (ii) provided reasonable access to the Premises for Tenant, its agents, employees, licensees and invitees so that the same may be used without unnecessary interference; and
(iii) substantially completed all the work required to be done by it, or its obligation to complete such work has been suspended as provided in the Work Letter executed by the parties contemporaneously herewith.

ARTICLE 2 - RENT

     Tenant shall pay a Basic Rent for the Premises in the amount shown in Item 5 of the Basic Lease Provisions for the specified lease year, in monthly installments payable on the first day of each month in advance, except that if the Commencement Date occurs on a day other than the first day of a month, then the Basic Rent for the fraction of the month starting with the Commencement Date shall be paid on said Commencement Date, prorated on the basis of the actual number of days in said month. If the term hereof ends on a day other than the last day of a month, then the Basic Rent for the month during which said expiration occurs shall be prorated on the basis of the actual number of days in said month. As used in reference to the Basic Lease Provisions, "lease year" shall mean such succeeding period of twelve full calendar months during the term, commencing with the month at the commencement of the lease term. In addition to said Basic Rent, Tenant agrees to pay additional rent (including, if applicable, any Consumer Price Index adjustments referred to below) as and when hereinafter provided in this Lease. Said Basic Rent and additional rent, together with all other sums payable by Tenant under this Lease, are hereinafter sometimes referred to collectively as the "rent." The rent shall be payable to Landlord, without deduction or offset, in lawful money of the United States of America at the address for Landlord as shown in Item 14 of the Basic Lease Provisions, or to such other person or at such other place as Landlord may from time to time designate in writing.

ARTICLE 3 - RENT ADJUSTMENTS

     3.1 In addition to Base Rent for each calendar year during the term of this Lease, Tenant shall pay as additional rent, either of the following:

     (b) If Item 7 of Basic Lease Provisions is applicable, the amount computed by multiplying Tenant's Proportionate Share by the amount by which Total Operating Expenses (as defined in Paragraph 3.9) for any calendar year after the Base Year exceed Total Operating Expenses for the Base Year; provided,
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however,  that if the Building is not fully  occupied (as defined  below) during the entire Base year, the Total Operating Expenses for such year shall be adjusted to reflect the Total Operating Expenses that would have been incurred if the Building were fully occupied during the entire Base Year. As used herein, fully occupied shall mean occupancy of not less than ninety-five (95%) percent of the rentable area of the Building.

                                        3

     Whether Paragraph 3. 1 (a) or 3. 1 (b) is applicable, Landlord shall have the right to estimate in advance the amount due from Tenant for any calendar year and to charge Tenant therefor on a monthly basis. In such case, Tenant shall pay one-twelfth (1/12th) of such amount on the first day of each month during such year. Any overpayments or underpayment will be adjusted as set forth in Paragraph 3.3.

    3.2 Landlord shall endeavor to provide Tenant with a written notice of the estimated Total Operating Expenses, as hereinafter defined. No delay by Landlord in delivering to Tenant any such notices shall affect Tenant's obligations hereunder, which shall be effective as of the date specified in any such notice.

    3.3 Within one hundred twenty (120) days after the end of each calendar year during the lease term, Landlord shall provide Tenant with a written statement of the actual Total Operating Expenses for that year. If actual Total Operating Expense should exceed the estimated Total Operating Expenses for such year, then Tenant shall pay to Landlord the additional amount due to Landlord within thirty
(30) days.

    3.4 "Tenant's Proportionate Share" is defined as that percentage computed by dividing the Rentable Area of the Premises, as hereinafter defined, by the Rentable Area of the Building, as hereinafter defined. Tenant acknowledges that Tenant's Proportionate Share is subject to adjustment, as set forth in Paragraph 3.8.

    3.5 "Rentable Area of the Premises" and "Rentable Area of the Building" are defined as those areas obtained by measuring the Premises and the Building in accordance with the method of measuring rentable office space specified by the Building Owners and Managers Association (BOMA). Tenant acknowledges that the rentable square footage includes a seven percent (7 %) load factor.

    3.6 "Operating Expense Overage" is defined as the amount computed by subtracting the Landlord's Operating Expense Stop, as hereinafter defined, from the Total Operating Expenses for a calendar year.

    3.7 "Landlord's Operating Expense Stop" is defined as that amount computed by multiplying the Rentable Area of the Building by the Expense Stop Rate stated in Item 6 of the Basic Lease Provisions.

    3.9 "Total Operating Expenses" are defined as those costs and expenses necessary to operate, manage and maintain the Building in a manner deemed reasonable and appropriate and for the best interest of the tenants in the Building, including, but not limited to, the following:

          (a) Wages, salaries and fringe benefits of all employees engaged in the operation and maintenance of the Building; employer's Social Security taxes, unemployment taxes or insurance, and any other taxes which may be levied on such wages and salaries; the cost of disability and hospitalization insurance and pension or retirement benefits for such employees;

          (b) All supplies and materials used in the operation and maintenance of the Building;

          (c) Cost of water, sewer, electricity, gas, telephone and other utilities used in operating of the Building;

          (d) Cost of janitorial service, trash removal, parking lot sweeping, window washing and landscape maintenance;

          (e) Cost of replacement of Building equipment and all maintenance service agreements on Building equipment, including alarm, security, energy management, mechanical, electrical, window cleaning and elevator equipment;

          (f) Cost of reasonable repairs and general maintenance;

          (g) Any capital improvements made or installed for purposes of saving labor or otherwise reducing applicable operating costs, not to exceed the aggregate estimated cost savings annualized on a straight line basis over the useful life of the capital improvements as determined by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of acquisition of capital item;

          (h) Any "Real Property Tax," which for purposes hereof means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty tax imposed by any taxing authority against the Premises (or any portion thereof); (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Premises (or any portion thereof) or against Landlord's business of leasing the Premises or any portion thereof); (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Premises (or any portion thereof) by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Premises or the Project or any portion thereof due to a change in ownership or transfer of all or part of Landlord's interest in the Premises or the Project (or any portion thereof); and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real Property Tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes. If the Building is not separately assessed, the share of real property taxes payable with respect to the Building and land shall be reasonably determined by Landlord based upon the assessor's worksheets or other reasonably available information.

          (i) Cost of casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith covering loss or damage of such property in the amount of its full replacement value; such insurance shall also provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (i.e., all risk), sprinkler leakage, earthquakes, plate glass damage, and other perils which Landlord deems necessary.

          (j) Cost of all accounting and other professional fees incurred in connection with the operation of the Building;

          (k) Cost of all accounting and other professional fees incurred in connection with the operation of the Building;

          (l) Any management fee, not in excess of current market rates for similar buildings in the area, payable to Landlord or to any other person or entity performing management services; and

          (m)  Common  area costs  allocable  to the  Building,  as set forth in
     Article 42.

Notwithstanding the foregoing, Total Operating Expenses shall not include expenses for which Landlord is reimbursed or indemnified (either by an insurer, condemnor, tenant or otherwise); expenses incurred in leasing or procuring tenants; interest or amortization payments on any mortgage or mortgages, or rent under any ground or underlying lease or leases; wages, salaries or other compensation paid to any executive employees above the grade of building manager wages, salaries or other compensation paid for clerks or attendants in concessions or newsstands operating by Landlord; any cost or expense representing an amount paid to a corporation affiliated with Landlord which is in excess of the amounts which would be paid in the absence of such relationship; or cost of capital improvements and depreciation or amortization, except as provided in Section 3.9(g) or otherwise above. Payment of additional rent pursuant to Section 3.1 above shall not be deemed a reimbursement to Landlord for

                                        5

purposes of this Section 3.9.

     3.10 Any operating expense increase for any calendar year during the term of this Lease shall be apportioned so that Tenant shall be charged under this
Article 3 for only that portion of the increase for such year as falls within the term. This provision shall survive the expiration or earlier termination of the term of this Lease.

     3.11 Landlord and Tenant, each from time to time upon request of the other, within five (5) days of such request, shall sign a written memorandum confirming the amount of the additional rent due hereunder, as adjusted from time to time hereunder.

ARTICLE 4 - SECURITY DEPOSIT

     Tenant has deposited with Landlord the sum set forth in Item 9 of the Basic Lease Provisions as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, the repair of damage to the Premises caused by Tenant or cleaning the Premises upon termination of this Lease, Landlord may use, apply or retain all or any part of this security deposit for:
(i) the payment of any rent or any other sum in default; (ii) the repair of such damage to the Premises; (iii) the cost of such cleaning; (iv) the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default; or (v) to compensate Landlord for any other loss or damage which Landlord may suffer by reason for Tenant's default, to the full extent permitted by law. If any portion of said deposit is so used or applied, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease term, less the operation expense increase described in Paragraph 3.10, if applicable.


ARTICLE 5 - UTILITIES AND SERVICES

     5.1 Landlord shall furnish to the Premises between the hours of 8:00 a.m. and 6:00 p.m. Monday through Friday, and between the hours of 9:00 a.m. and 1:00 p.m. Saturday, except legal holidays, such amounts of air conditioning, heating and ventilation as may be required for the use and occupation of the Premises, taking into consideration any give time the availability of energy resources and prudent energy conservation practices. During other hours Landlord will provide such air conditioning, heating and ventilation upon not less than twenty-four
(24) hours advance notice from Tenant to Landlord, and Tenant, upon presentation of a bill therefore, shall pay Landlord for such service on an hourly basis at the then prevailing rates therefore, which is currently $7.26 per hour, as established by Landlord. If such service is not a continuation of that furnished during regular business hours, Tenant shall pay for a minimum of three (3) hours of such service. Subject to provisions set forth below, Landlord shall at all
                                       41
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times furnish the Premises with elevator service, reasonable amounts of electric current for normal lighting by building standard overhead fluorescent and incandescent fixtures and for fractional horsepower office machines and water for lavatory and drinking purposes. Landlord may impose a reasonable charge for any utilities or services, including, but not limited to, electric current, required to be provided by Landlord by reason of any substantial recurrent use of the Premises at any time other than the hours of 8:00 a.m. to 6:00 p.m. Monday through Friday and 9:00 a.m. to 1:00 p.m. Saturday excluding legal holidays. Landlord shall provide janitor service; provided, however that Tenant shall pay for any unusual janitorial services required by reason of any non-building standard improvements in the Premises, including, but not limited to, glass wall coverings and floor coverings, installed by or for Tenant under the Work Letter or otherwise. Landlord shall replace building standard overhead fixture lamps and bulbs as required. Tenant shall pay for replacement of all other bulbs as required. Landlord shall not be liable for any failure to furnish any of such services or utilities when

                                        6

such failure is caused by accidents, strikes, lockouts, other labor troubles, governmental action, shortages or other conditions beyond Landlord's reasonable control, and Tenant shall not be entitled to any damages nor shall any such failure relieve Tenant of the obligation to pay full rent reserved herein or constitute or be construed as a constructive or other eviction of Tenant. If at any time during the term, Tenant's consumption of utilities exceeds the average consumed by other tenants of the Building, Tenant will reimburse Landlord on demand for the cost of such excess use. In such event, Landlord reserves the right to install at Tenant's cost separate meters for utilities for the Premises.

     5.2 Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises including, but not limited to, electronic data processing machines, punch card machines and machines using current in excess of 110 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect any apparatus, machine or device with water pipes or electric current (except through existing electrical outlets in the Premises), for the purpose of using electric current or water. If Tenant shall require electric current in excess of that which Landlord is obligated to furnish under Paragraph
5.1 above, Tenant shall first obtain the consent of Landlord, which Landlord may refuse, to the use thereof and Landlord may cause an electric current meter to be installed in the Premises to measure the amount of electric current consumed for any such other use. The cost of any such meter and of installation, maintenance and repair thereof shall be paid for by Tenant and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such electric current consumed for any such other use as shown by said meter, at the rates charged for such services by the local public utility furnishing the same, plus any increase in the Building electricity expense due to an increase in rates caused by Tenant's increase of the Building's consumption or demand, plus any additional expense incurred in keeping account of the electric current so consumed. If any lights, machines or equipment (including, but not limited to, computers) are used by Tenant in the Premises which materially affect the temperature otherwise, maintained by the air conditioning system, or generates substantially more heat in the Premises than would be generated by the building standard lights and usual fractional horsepower office equipment, Landlord shall have the right to install any machinery and equipment which Landlord reasonable deems necessary to restore temperature balance, including, but not limited to, modifications to the standard air conditioning equipment, and the cost thereof, including the cost of installation and any additional cost of operation and maintenance occasioned thereby, shall be paid by Tenant to Landlord upon demand of Landlord.

ARTICLE 6 - USE OF PREMISES

     Tenant shall use and occupy the Premises only for general office purposes and shall not use or occupy the Premises for any other purpose without the prior written consent of Landlord, which consent may be withheld at the sole discretion of Landlord. Tenant shall not use or occupy the Premises in violation of any ordinance, statute, law or other legal requirement. Tenant, at it sole cost and expense,
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shall  comply  with  any  direction  of  any   governmental   authority   having
jurisdiction which shall impose any duty upon Tenant or Landlord with respect to the Premises or the use or occupation thereof, by reason of the nature of Tenant's use or occupancy of the Premises. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire and extended coverage insurance policy covering the Building or property located therein. Tenant shall reimburse Landlord promptly upon demand for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article 6.

ARTICLE 7 - ACCEPTANCE OF PREMISES

     Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the premises or the building or with respect to the suitability or fitness of either for the conduct of Tenant's business or for any other purpose. The taking of possession or use of the premises by tenant for any purpose other than construction shall conclusively establish that the premises and the building were at such time in satisfactory condition and in conformity with the provisions of this lease in all respects, except as to any items for which Landlord is expressly declared herein to be responsible and as to which Tenant shall give Landlord written notice in reasonable detail

                                        7

within fifteen (15) days after Tenant takes such possession or commences such use of the Premises or the term of this Lease otherwise commences as provided in
Article 1 above. Nothing contained in this Article 7 shall affect the commencement of the term of this Lease or the obligation of Tenant to pay rent hereunder as provided in Article 2 above. Landlord shall promptly correct any actual defects of which it is notified as provided above.

ARTICLE 8 - ALTERATIONS AND EQUIPMENT

     8.1 Tenant shall make no alterations, additions or improvements to the Premises without the prior written consent of Landlord, and Landlord may impose as a condition to such consent such requirements as Landlord in its sole discretion may deem necessary or desirable, including, but not limited to , requirements as to the manner in which, and the time or times at which, such work shall be done, the right to approve the contractor selected by Tenant to perform such work, and the right to require Tenant to furnish Landlord (prior to commencing or performing any such work) with demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. All such alterations, additions or improvements shall become the property of Landlord and shall be surrendered with the Premises, as a part thereof, at the end of the term hereof, except that Landlord may, by written notice to Tenant given at least thirty (30) days prior to the end of term, require Tenant to remove all or any portion of any partitions, counters, railings, and other improvements installed by Tenant, and to repair any damage to the Premises from such removal, all at Tenant's sole expense.

     8.2 All articles of personal property and all business and trade fixtures, machinery and equipment, cabinet work, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be revoked by Tenant at any time during the lease term when Tenant is not in default hereunder, provided that Tenant promptly repairs at Tenant's expense any damage to the Premises or the Building caused by such removal. On the expiration of the term of this Lease, or on any earlier termination of this Lease, Tenant shall remove all such personal property and other items in accordance with the provisions of Article 21 below.

ARTICLE 9 - LIENS

     Tenant shall keep the Premises and the Building free from any mechanic's, materialmen's, or other liens arising out of any work performed, materials furnished or obligations incurred by Tenant, and agrees to defend, indemnify and hold harmless Landlord from any against any such lien or claim or action thereon, together with costs of suit and reasonable attorneys' fees incurred by Landlord in connection with any such claim or actions.


ARTICLE 10 - TAX ON TENANT'S PROPERTY

     10.1 Tenant shall be liable for and shall pay not later than ten (10) days before delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property and if Landlord, after written notice to Tenant, pays the same, which Landlord shall have the right to do regardless of the validity of such levy, but only under proper protest if requested by Tenant, or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of validity thereof, but only under proper protest if requested by Tenant. Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that, in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, but at no cost to Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes so paid under protest, any amount so recovered to belong to Tenant.

                                       8

     10.2 If the tenant improvements in the Premises, whether installed or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to Landlord's building standard construction in other space in the Building are assessed, then the real property taxes and assessments levied against Landlord or Landlord's property be reason of such excess assessed valuation shall be deemed to be taxes levied against Landlord or Landlord's property by reason of such excess assessed valuation, shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section
10.1 above.

ARTICLE 11 - MAINTENANCE AND REPAIR

     11.1 Subject to the provisions of Section 11.2 below, Tenant shall keep in good order, condition and repair the Premises and fixtures therein and, subject to the provisions of Article 17 and Article 18 below, shall reimburse landlord for all repairs thereto or to the Building which are made necessary as a result of any misuse or neglect by Tenant or any of its officers, agents, employees, contractors, licensees, visitors, guests or invitees.

     11.2 Subject to the provisions of Article 17 and Article 18 hereof Landlord shall repair and maintain the structural components of the Building and public areas, and all components of the plumbing, air conditioning and electrical systems serving the Premises that are concealed or used in common by tenants of the Building, Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is received by Landlord. Except as provided in Article 17 and
Article 18 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements; provided, however, that in making such repairs, alterations or improvements, Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business in the Premises. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Premises at Landlord's expense or to terminate the Lease because of the condition of the Premises or the Building.

ARTICLE 12 - ENTRY AND INSPECTION

     Tenant will permit Landlord and its agents at all reasonable times during normal business hours and at any time in case of emergency, in such manner as to cause as little disturbance to Tenant as reasonable practicable, to enter into and upon the Premises for the purpose of inspecting the same, or for the purpose of protecting the interest therein of Landlord, and to take all required materials and equipment into the Premises, and perform all required work therein, including the erection of scaffolding, props, or other mechanical devices, for the purpose of making alterations, repairs or additions to the Premises or to any other portion of the Building in which the Premises are situated as may be provided for by this Lease or as may be mutually agreed upon the parties or as Landlord may be required to make by law or for maintaining any service provided by Landlord to Tenant hereunder, including window cleaning and janitor service, without any rebate of rent to Tenant for any loss of occupancy or quiet enjoyment of the Premises, or damage, injury or inconvenience thereby occasioned. Tenant shall also permit Landlord and its agents, upon request, to enter or pass through the Premises or any part thereof, at reasonable times during normal business hours to show the Premises to holders of encumbrances on the interest of Landlord under the Lease, or prospective purchasers, mortgagees or lessees of the Building as an entirety, and during the period of six (6) months prior to the expiration date of this Lease, Landlord may exhibit the Premises to prospective tenants. Landlord shall also have the right to enter on or pass through the Premises, or any part thereof, at such times as such entry shall be required by circumstances of emergency affecting the Premises or any other portion of the Building in which the Premises are located. If during the last month of the term hereof, Tenant shall have removed substantially all of the Tenant's property and personnel from the Premises, Landlord may enter the Premises and repair, alter and redecorate the same, without abatement of rent and without liability to Tenant, and such acts shall have no effect on this Lease.

                                       9

ARTICLE 13 - HOLD HARMLESS AND NON-LIABILITY

     Tenant  agrees to hold  harmless  and  indemnify  Landlord  and any and all principals and affiliates of Landlord, including without limitation any corporations or other entities controlling, controlled by or under common control with Landlord, from and against any and all loss, cost, damage, liability, claim or expense (including without limitation attorneys' fees and costs) arising from or related to the use and occupancy of the Premises by Tenant or by anyone claiming through Tenant; the conduct of Tenant's business; any breach or default under this Lease; claims by any assignee, subtenant, sublessee or other person, if Landlord declines to consent to any assignment, sublease or other transfer or encumbrance or terminates this lease pursuant to the provisions hereof; and any other acts or omissions of Tenant or of anyone claiming through or under Tenant. Tenant assumes the risk of all such matters and waives all claims against Landlord and all principals and affiliates of Landlord in connection therewith, except for matters caused solely by Landlord's negligence or willful misconduct. Throughout the term of this Lease, Tenant shall maintain in effect public liability and property damage insurance with limits of liability of not less than $1,000,000 combined single limit, showing Landlord as an additional insured under each policy of insurance, and each such policy of insurance shall provide that it may not be canceled or modified without 30 days' prior written notice to Landlord. Such insurance shall be with companies and in a form acceptable to Landlord. Tenant shall provide Landlord with each original policy or a certificate thereof and proof of payment therefor prior to the commencement of the term of this Lease and at least thirty (30) days prior to expiration of any such policy. Except as expressly set forth above, Landlord shall have no liability to Tenant for any damage to the Premises or for any loss, damage or injury to property of Tenant therein or thereon occasioned by bursting, rupture, leakage or overflow of any plumbing or other pipe (including but not limited to water, steam or refrigerant lines), sprinklers, tanks, drains, drinking fountains or washstands or other similar causes, whether in, above, upon or about the Premises or the Building in which the Premises are located.

ARTICLE 14 - WAIVER OF SUBROGATION

     Each policy of insurance which Tenant obtains for the Premises and which Landlord obtains for the Building shall include a clause or endorsement denying the insurer any right of subrogation against the other party hereto to the extent rights have been waived by the insured party prior to the occurrence of injury or loss. If this endorsement is unobtainable without additional premium or charge, then the insured party shall immediately notify the other party and the other party shall have the right to pay the additional premium or charge for this endorsement. Landlord and Tenant each waive any rights of recovery against the other for injury or loss due to hazards covered by its own insurance, to the extent of the injury or loss covered thereby.

ARTICLE 15 - ASSIGNMENT AND SUBLETTING

     15.1 Tenant shall not, either voluntarily or by operation of law, assign, sell, encumber, pledge or otherwise transfer all or any part of Tenant's leasehold estate hereunder, or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees or sublet the Premises or any portion thereof, without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld. Consent by Landlord to one or more assignments of this Lease or to one or more sublettings of the Premises shall not constitute a consent to any future or other assignment or subletting to exhaust Landlord's rights under this paragraph. The voluntary or other surrender of this Lease by Tenant or mutual cancellation hereof shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies or shall operate as an assignment to Landlord of such subleases or subtenancies. If Tenant is a corporation which, under the then current guidelines published by the Commissioner of Corporations of the State of Arizona, is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association, or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed an assignment within the meaning and provisions of this Article 15. Tenant agrees to reimburse Landlord for Landlord's reasonable costs and attorneys' fees incurred in connection with the processing and documentation of any such required assignment, subletting, transfer, change of ownership or hypothecation of this Lease or Tenant's interest in and to

                                       10

the Premises.

     15.2 If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereon it shall first notify Landlord of its desire to do so and submit in writing to Landlord: (i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of the proposed sublease or assignment; and (iv) such reasonable financial information as Landlord may request concerning the proposed subtenant or assignee.

     15.3 At any time within ten (10) days after Landlord's receipt of the information specified in Section 15.2 above, Landlord may, by written notice to Tenant, elect to (i) consent to the subletting or assignment upon the terms and to the subtenant or assignee proposed; (ii) refuse to give its consent; (iii) sublease the Premises or the portion thereof so proposed to be subleased by Tenant or take an assignment of Tenant's leasehold estate hereunder or such part thereof as shall be specified in said notice upon the same terms (excluding terms relating to the use of Tenant's name or the continuation of

Tenant's business) as those offered to the proposed subtenant or assignee, as the case may be; or (iv) terminate this Lease as to the portion (including all) of the Premises so proposed to be subleased or assigned with a proportionate abatement in the rent payable hereunder. Tenant agrees that no assignment or subletting consented to by Landlord shall impair or diminish any covenant, condition or obligation imposed upon Tenant by this Lease or any right, remedy or benefit afforded Landlord by this Lease. If Landlord consents to such assignment or subletting, Tenant may, within ninety (90) days after the date of Landlord's consent, enter into a valid assignment or sublease of the Premises or portion thereof upon the terms and conditions described in the information required to be furnished by Tenant to Landlord pursuant to Section 15.2 above, or upon other terms not more favorable to Tenant; provided, however, that any material change in such terms shall be subject to Landlord's consent as provided in this Article 15. Failure of Landlord to exercise any option set forth in clauses (i) through (iv) above in this Paragraph 15.3 within such ten (10) day period shall be deemed a refusal of Landlord to consent to the proposed subletting or assignment.

     15.4 No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligations to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder, and no such subletting or assignment shall require Landlord to accept a subtenant or assignee of Tenant as a tenant under this Lease in the event of a default by Tenant hereunder. The acceptance by Landlord of any payment due hereunder from any other person shall not be deemed to be a waiver by Landlord of any provisions of this Lease or to be a consent to any assignment or subletting.

ARTICLE 16 - TRANSFER OF LANDLORD'S INTEREST

     In the event of any transfer or transfers of Landlord's interest in the Premises or in the real property of which the Premises are a part, other than a transfer for security purposes only, the transferor shall be automatically relieved of any and all obligations and liabilities on the part of Landlord accruing from and after the date of such transfer, including without limitation, the obligations of Landlord under Article 4 above to return the security deposit as provided therein, provided such obligations and liabilities are assumed in writing by the transferee.

ARTICLE 17 - DAMAGE OR DESTRUCTION

     17.1 If the Premises are damaged by any casualty, the damage shall be repaired by and at the expense of Landlord, provided (a) such repairs are permitted by applicable laws, ordinances and other legal requirements and (b) such repairs can, in Landlord's opinion, be made within one (1) year after notice to Landlord of the occurrence of such damage without the payment of overtime or other premiums. If Landlord is required to make repairs, as set forth above, then, except as set forth hereinbelow, until such repairs are completed, the Tent shall be abated in proportion to the part of the Premises which is unusable by Tenant in the conduct of its business. There shall be no abatement of rent by reason of any portion of the Premises being unusable for a period equal to one day or less.

     17.2 If such repairs cannot, in Landlord's opinion, be made within such one
(1) year period, Landlord may, at its option, make them within a reasonable time and in such event this Lease shall continue in effect and the rent shall be abated in the manner and to the extent provided above. Landlord's election to make such repairs must be evidenced by written notice to Tenant within thirty
(30) days after notice to Landlord of the occurrence of the damage advising Tenant whether or not Landlord will make such repairs and the estimated time for completing the same. If Landlord does not so elect to make such repairs which cannot be made within such one (1) year period, then either party may be written notice to the other cancel this Lease as of the date of the occurrence of such damage.

     17.3 In case of any damage or destruction mentioned in this Article 17 which Landlord is required or undertakes to repair as provided herein, Tenant may terminate this Lease by notice to Landlord any time prior to completion of the required repairs if Landlord has not restored and rebuilt the Premises (exclusive of any property of Tenant or improvements installed by Tenant located therein) to substantially the same condition as existed immediately prior to such damage or destruction within one (1) year after notice to Landlord of the occurrence of such damage or destruction, or such longer period as Landlord has estimated pursuant to Paragraph 17.2, plus such additional period thereafter as shall equal the aggregate period Landlord may have been delayed in doing so by acts of God, adjustment of insurance, labor trouble, governmental controls, unavailability of materials, or any other cause beyond Landlord's reasonable control.

     17.4 No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance or otherwise arising from any repair or restoration of any portion of the Premises or other portion of the Building. Landlord shall use reasonable efforts to effect such repair or restoration promptly and to avoid unreasonable interference with Tenant's use and occupancy.

     17.5 Landlord shall not be required to carry insurance of any kind on Tenant's property and shall not be obligated to repair any damage thereto or to replace the same.

     17.6 If the entire Building is destroyed by casualty, or any part of the Building other than the Premises is damaged by casualty to the extent that repairs cannot, in Landlord's opinion, be completed within one (1) year after the date of such damage, Landlord, at its option, may cancel this Lease as of the date of the occurrence of such destruction or damage by written notice to Tenant.

ARTICLE 18 - EMINENT DOMAIN

     18.1 If the whole of the Premises, or so much thereof as to render the balance unusable by Tenant shall be taken under power of eminent domain, this Lease shall automatically terminate as of the date of such condemnation, or as of the date possession is taken by the condemning authority, whichever is later. No aware for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any aware which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof, provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property and fixtures belonging to the Tenant or for the interruption of or damage to Tenant's business or for Tenant's unamortized cost of leasehold improvements.

     18.2 In the event of a partial taking which does not result in a termination of this Lease, rent shall be abated in proportion to the part of the Premises so made unusable by Tenant.

     18.3 No temporary taking of the Premises of Tenant's rights therein or under this Lease shall terminate this Lease or give Tenant any right to any abatement of rent hereunder; any award made to Tenant by reason of any such temporary taking shall belong entirely to Tenant and Landlord shall not be entitled to share therein.

ARTICLE 19 - RELOCATION

     If the Premises contain less than three thousand (3,000) square feet of rentable area, Landlord shall

                                       12

have the right, at its option, upon at least thirty (30) days' written notice to Tenant, to relocate Tenant and to substitute for the Premises described above other space in the Building containing at least as much rentable area as the original Premises. Such substituted premises shall be improved by Landlord at its expense, with decorations and improvements at least equal in quantity and quality to those in the original

Premises. Landlord shall pay the following expenses, to the extent reasonably incurred by Tenant in connection with such substitution of Premises: costs of moving, door lettering, telephone relocation and reasonable quantities of new stationery.

ARTICLE 20 - DEFAULTS AND REMEDIES

     20.1 The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

          (a) Any failure by Tenant to pay the rent or to make any other payment required to be made by Tenant hereunder;

          (b) The abandonment or vacation of the Premises by Tenant;

          (c) Any failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for thirty (30) days (except where a different period of time is expressly specified in this Lease) after written notice by Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Section 1161, et seq., of the California Code of Civil Procedure; or

          (d) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition or reorganization or arrangement under any law relating to bankruptcy or insolvency (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60)
     days); the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty
     (30) days.

     20.2 In the event of any such default by Tenant, then, in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving Tenant written notice of such election to terminate. In the event that Landlord shall elect to so terminate this Lease, then Landlord may recover from
Tenant:

          (a) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus

          (b) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of aware exceeds the amount of such rental loss Tenant proves could have been reasonably avoided; plus

          c) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; plus

          (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and

          (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

     The term "rent" as used herein shall be deemed to be and to mean the Basic Rent, additional rent and all other sums required to be paid by Tenant pursuant to the terms of this Lease.

          As used in subparagraphs (a) and (b) above, the "worth at the time of award" is computed by allowing interest at the rate of one percent (1%) per month. As used in subparagraph (c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

     20.3 In the event of any such default by Tenant, Landlord shall have all rights and remedies available to it under the prevailing law, with or without terminated this Lease, to re-enter the Premises and remove all persons and property from the Premises, such property may be removed and stored in a public warehouse or elsewhere at the cost of the Tenant.

     20.4 In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law and Landlord does not elect to terminate this Lease as provided in this Article 20, then Landlord may, from time to time, without terminating this Lease, either recover all rent as it becomes due or relet the Premises or any part thereof for such term or terms and at such rent and upon such other term and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises; provided that if Landlord elects to recover such rent as it becomes dues without terminating this Lease pursuant to this Paragraph 20.4, Landlord will not unreasonably withhold its consent to a subletting or assignment by Tenant.

     20.5 In the event that Landlord shall elect to so relet, then rent received by Landlord from such reletting shall be applied as follows: first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of-rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should that portion of such rent received from such reletting, during any month to which it is applied by the payment of rent hereunder, be less than the rent payable during that month by Tenant hereunder, then Tenant shall pay such deficiency to Landlord immediately upon demand therefor by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord, as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alterations and repairs not covered by the rent received from such reletting.

     20.6 No re-entry or taking possession of the Premises by Landlord pursuant to this Article 19 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

     20.7 In the event of the material default of the Tenant hereunder, Landlord shall have the right, at Landlord's option, to suspend or discontinue the services specified in Article 5 above, or any thereof, during the continuance of any such default and any such suspension or discontinuance shall not be deemed or construed to be an eviction or ejection of Tenant.

ARTICLE 21 - SURRENDER OF PREMISES; REMOVAL OF PROPERTY

     21.1 The voluntary or other surrender of this Lease by Tenant to Landlord, or a mutual termination thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases or subtenancies affecting the Premises.

     21.2 Upon the expiration of the term of this Lease, or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order and condition as the same are now or hereafter may be improved by Landlord or Tenant, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord,

                                       14

remove or cause to be removed from the Premises all debris and rubbish, furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitioning and other articles of personal property owned by Tenant or installed or replaced by Tenant at its expense in the Premises (exclusive of any items described in Paragraph 21.4 below), and all similar articles of any other persons claiming under Tenant, unless Landlord exercises its option to have any subleases or subtenancies assigned to it, and Tenant shall repair all damages to the Premises resulting from such removal.

     21.3 Whenever Landlord shall re-enter the Premises as provided in Article 20 hereof, or as otherwise provided in this Lease, any property of Tenant not removed by Tenant upon the expiration of the term of this Lease (or within forty-eight (48) hours after a termination by reason of Tenant's default), as provided in this Lease, shall be considered abandoned and Landlord may remove any or all of such items and dispose of the same in any manner or store the same in a public warehouse or elsewhere for the account and at the expense and risk of Tenant, and if Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property at public or private sale, in such manner and at such times and places as Landlord, in its sole discretion, may deem proper, without notice to or demand upon Tenant, for payment of all or any part of such charges or the removal of any such property, and shall apply the proceeds of such sale; first, to the cost and expenses of such sale, including reasonable attorneys' fees actual incurred; second, to the payment of the cost of, or charges for, storing any such property; third, to the payment of any other sums of money which may then or thereafter be due to Landlord from Tenant under any of the terms hereof; and fourth, the balance, if any, to Tenant.

     21.4 All fixtures, equipment, alterations, additions, improvements or appurtenances attached to or built into the Premises prior to or during the term of this I-ease, whether by Landlord at its expense of Tenant or both, shall be and remain part of the Premises and shall not be removed by Tenant at the end of the term unless otherwise expressly provided for in this Lease or unless such removal is required by Landlord pursuant to the provisions of Article 8 above. Such fixtures, equipment, alterations, additions, improvements or appurtenances shall include, but not be limited to: all floor coverings, drapes, paneling, molding, doors, vaults (exclusive of vault doors), plumbing systems, electrical systems, lighting systems, silencing equipment, communication systems, fixtures and outlets for the systems mentioned above and for telephone, radio, telegraph and television purposes, and any special flooring or ceiling installations.

ARTICLE 22 - WAIVER OF DAMAGES FOR RE-ENTRY

     Tenant hereby waives all claims for damages that may be caused by Landlord's re-entering and taking possession of the Premises or removing and storing the property of Tenant as herein provided, and Tenant shall hold Landlord harmless thereby, and no such re-entry shall be considered to be a forcible entry.

ARTICLE 23 - COSTS OF SUIT

     23.1 If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of or under this Lease, including any suit by Landlord for the recovery of rent or possession for the Premises, the prevailing party shall be entitled to a reasonable sum for attorneys' fees in such suit and such attorneys' fees shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

     23.2 Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant, or by any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for "Tenant, or by any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any liability, loss, cost, damage, expense or judgment rendered against Landlord or the Premises or any part thereof, and costs and expense, including reasonable attorneys' fees, incurred by Landlord in or in connection with such litigation.

ARTICLE 24 - WAIVER

     The waiver by Landlord or Tenant of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition as to any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach of Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's acknowledge of such preceding breach at the time of acceptance of such rent.

ARTICLE 25 - HOLDING OVER

     If Tenant holds over after the term hereof, with the express consent of Landlord, such tenancy shall be from month-to-month only, and not a renewal hereof or any extension for any further term, and in such case rent shall be payable at the rate of one hundred fifty percent (150%) of the rent due for the last month of the term of this Lease and such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. Nothing contained in this Article 25 shall be construed as consent by Landlord to any holding over by Tenant and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in
Article 21 above forthwith upon the expiration of the term of this Lease or other termination of this Lease.

ARTICLE 26 - SUBORDINATION; PROTECTION OF LENDERS

     26.1 Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Premises or the Project (or any portion thereof), any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Premises during the Lease term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

     26.2 If Landlord's interest in the Premises is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Premises and recognize such transferee or successor as Landlord under the Lease. Tenant waives the protection of any statute or rule or law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Premises upon the transfer of Landlord's interest.

     26.3 Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so, on a form satisfactory to Landlord's lender. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, as the attorney-in-fact of Tenant to execute and deliver any such instrument of document.

ARTICLE 27 - RULES AND REGULATIONS

     The Rules and Regulations attached hereto as Exhibit "B" are hereby incorporated herein by this reference and made a part hereof. Tenant agrees to abide by and comply with said Rules and Regulations and any reasonable and non-discriminatory amendments, modifications or additions thereto as may hereafter be adopted and published by written notice to Tenant by Landlord. Landlord shall not be liable to Tenant for any violation of such Rules and Regulations by any other tenant or person.

                                       16

     Tenant shall be responsible for all acts of its employees and a violation of the Rules and Regulations (including those dealing with security) by any of Tenant's employees shall constitute a material breach of this Lease by Tenant.

ARTICLE 28 - DEFINED TERMS

     The word "Landlord" and "Tenant" as used herein, shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there be more than one Tenant, the obligation hereunder imposed upon Tenant shall be joint and several. The headings or titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

ARTICLE 29 - HEIRS AND ASSIGNS

     Subject to the provisions of Article 15 hereof relating to assignment and subletting, this Lease is intended to and does bind the heirs, executors, administrators, personal representatives, successors and assigns of any and all of the parties hereto.

ARTICLE 30 - TIME OF ESSENCE

     Time is of the essence in this Lease.

ARTICLE 31 - ENTIRE AGREEMENT

     This instrument along with any exhibits and attachments or other documents affixed hereto or referred to herein constitutes the entire and exclusive agreement between Landlord and Tenant relative to the Premises herein described, and this agreement and said exhibits and attachments and other documents may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant hereby agree that all prior or contemporaneous oral agreements, understandings, or practices relative to the leasing of the Premises are merged in and revoked by this agreement.

ARTICLE 32 - WORK LETTER

     If an Exhibit "C", Work Letter, is attached to this Lease and is initialed by both parties, then the Premises shall be finished in accordance with the Work Letter.

ARTICLE 33 - RIGHT OF LANDLORD TO PERFORM

     All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, and such failure shall continue beyond any applicable grace period set forth in
Article 20, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this lease provided. All sums so paid by Landlord and all necessary incidental costs, together with interest thereon at the rate hereinafter provided, from the date of such payment by Landlord, shall be payable to Landlord on demand and Tenant covenants to pay any such sums, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

                                       17

ARTICLE 34 - INTEREST ON TENANT'S OBLIGATIONS

     Any amount due from Tenant to Landlord which is not paid when due shall bear interest at the ratio of twelve percent (12%) per year until paid, but the payment of such interest shall not excuse or cure the default.

ARTICLE 35 - NOTICE

     All notices which Landlord or Tenant may be required, or may desire, to serve on the other may be served, as an alternative to personal service, by mailing the same by registered or certified mail, postage prepaid, addressed as set forth in Item 14 of the Basic Lease Provisions, or, from and after the Commencement Date, to the Tenant at the Premises whether or not Tenant has departed from, abandoned or vacated the Premises, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing.

ARTICLE 36 - QUIET ENJOYMENT

     Landlord covenants and agrees that Tenant, upon paying the Basic Rent, additional rent and all other charges herein provided for and observing and keeping the covenants, agreements and conditions of this Lease on its part to be kept, shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this Lease without hindrance or molestation of anyone lawfully claiming by, through or under Landlord, subject, however, to the matters herein set forth.

ARTICLE 37 - ESTOPPEL CERTIFICATES

     37.1 Tenant agrees at any time and from time to time upon not less than ten
(10) days' prior notice by Landlord to execute, acknowledge and deliver to Landlord a statement in form and substance of Exhibit "D" attached hereto certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Basic Rent, additional rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate, Landlord is in default in performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant to this Paragraph 37.1 may be relied upon by any prospective purchaser of the Building or any mortgagee thereof or any assignee of any mortgage upon the Building.

     37.2 Landlord agrees at any time and from time to time upon not less than ten (10) days' prior notice by Tenant to execute, acknowledge and deliver to Tenant a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications that the same is in full force and effect as modified as stating the modifications) and the dates to which the basic Rent, additional rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate Tenant is in default in the performance of any covenant, agreement or condition contained in this Lease and , if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant to this Paragraph 37.2 may be relied upon by any prospective assignee of the Tenant's interest in this Lease.

ARTICLE 38 - ACCESS, CHANGES IN BUILDING FACILITIES, NAME

     All except the inside surface of all walls, windows and doors bounding the Premises (including exterior building walls, core corridor walls and doors and any Core corridor entrance), and any space in or adjacent to the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other building facilities, and the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, decoration and repair, are reserved to Landlord.

                                       18

ARTICLE 39 - NON-DISCRIMINATION

     Tenant herein covenants by and for himself, his heirs, executors, administrators, personal representatives, successors and assigns, and all persons claiming under or through him, and this Lease is made and accepted upon and subject to the following conditions: that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, sex, national origin, or ancestry, in the leasing, sub-leasing, transferring, use, occupancy, tenure or enjoyment of the Premises herein leased nor shall Tenant, or any person claiming under or through Tenant, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of tenants, lessees, subtenants, sublessees or vendees of the Premises.

ARTICLE 40 - BROKERS

     The parties recognize as the broker(s) who procured this Lease the firm(s) specified in Item 10 of the Basic Lease Provisions, and agree that Landlord shall be solely responsible for the payment of brokerage commissions to the specified Landlord's Broker, if any. If a Tenant's broker is named in Item 11 of the Basic Lease, Landlord's Broker shall pay an appropriate portion of its commission to Tenant's Broker is so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay commission or fee to any party other than Landlord's Broker. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Premises, Tenant shall be solely responsible for the payment of any fee due to said person or firm and Tenant shall indemnify Landlord against any liability, loss, cost, damage or expense (including attorneys' fees and costs) with respect thereto.

ARTICLE 41 - APPLICABLE LAW

     This Lease, and the rights and obligations of the parties hereto, shall be construed and enforced in accordance with the laws of the State of Arizona.

ARTICLE 42 - COMMON AREAS

     42.1 As used in this Lease, "Common Areas" shall mean all areas within the Project which are available for the common use of tenants of the Project and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas. Landlord may from time to time change the size, location, nature and use of any of the Common Areas, including converting Common Areas into leasable areas, constructing additional parking facilities (including parking structures) in the Common Areas, and increasing or decreasing Common Area land and/or facilities. Tenant acknowledges that such activities may result in occasional inconvenience to Tenant from time to time. Such activities and changes shall be expressly permitted if they do not materially affect Tenant's use of the Property.

     42.2 Tenant shall have the non-exclusive right (in common with other tenants and all others to whom the Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best efforts to cause others who use the Common Areas with Tenant's expressed or implied permission to abide by Landlord's rules and regulations. At any time, Landlord may close any Common Areas to perform any acts in and to the Common Areas as, in Landlord's judgement, may be desirable to improve the Project. Tenant shall not, at any time, interfere with the rights of Landlord, other tenants, or any other person entitled to use the Common Areas.

                                       19

     42.3 Landlord shall maintain the Common Areas in good order, condition and repair and shall operate the Project, in Landlord's sole discretion, as a first class commercial real property development. All costs incurred by Landlord for the operation and maintenance of the Common Areas in the Project shall be allocated by Landlord, in its discretion, among the buildings within the Project. The Common Area costs allocated to the Building shall be included in the Total Operating Expenses, pursuant to Paragraph 3.9(m). Common Area cost include, but are not limited to, costs and expenses for the following: gardening and landscaping; utilities, water and sewage charges; maintenance of signs (other than Tenants' signs), premiums for liability, property damage, fire and other types of casualty insurance on the Common Areas and worker's compensation insurance; all real property taxes and assessment levied on or attributable to the Common Areas and all Common Area improvements; all personal property taxes levied on or attributable to personal property used in connection with the Common Areas; straight-line depreciation on personal property owned by Landlord which is consumed in the operation or maintenance of the (Common Areas; rental or lease payments paid by Landlord for rented or leased personal property used in the operation or maintenance of the Common Areas; fees for required licenses and permits; repairing, resurfacing, repaving, maintenance, painting, lighting, cleaning, refuse removal, security and similar items; reserves for roof replacement and exterior painting and other appropriate reserves; and a reasonable allowance to Landlord for Landlord's supervision of the Common Areas (not to exceed five percent (5 %) of the total of all other Common Area costs for the year). Landlord may cause any or all of such services to be provided by third parties. Common Area costs shall not include depreciation of real property which forms part of the Common Area.

ARTICLE 43 - EXAMINATION OF LEASE

     Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for Lease, and is not effective as a Lease or otherwise until execution by and delivery to both Landlord and Tenant.

ARTICLE 44 - NO LIGHT, AIR OR VIEW EASEMENT

     Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

ARTICLE 45 - SIGNS AND AUCTIONS

     Tenant shall not place any sign upon the Premises or Building or conduct any auction thereon without Landlord's prior written consent. Landlord shall provide directory signage to Tenant at Landlord's expense.

ARTICLE 46 - COVENANTS, CONDITIONS AND RESTRICTIONS

     The Project and the Premises are subject to certain matters, covenant, conditions, restrictions, easements, rights of way and development agreement. Tenant agrees to be bound by all matters affecting the Premises or the Project or any portion thereof, whether apparent or of record, including without limitation the foregoing covenants, conditions and restrictions, together with any amendments thereto.

ARTICLE 47 - INVALIDITY

     The parties hereto agree that the terms and provisions of this Lease express the intent of their agreement as fully as possible; however, the invalidity or unenforceability of any term of provision hereof (except for Tenant obligations to pay Basic Rent under Item 5 of the Basic Lease Provisions hereof) shall not affect or impair any other term or provision hereof.

                                       20

ARTICLE 48 - CUMULATIVE RIGHTS

     All rights, options and remedies of Landlord contained in this Lease shall be construed and held to be cumulative, and no one of them shall be exclusive of the other, and Landlord shall have the right to pursue any one or all of such remedies or any other remedy or relief which may be provided by law or equity, whether or not stated in this Lease.

ARTICLE 49 - ACCORD AND SATISFACTION, RECEIPT OF MONEY

     No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the earliest Basic Rent and/or additional rent due and not yet paid, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in the Lease. No receipt of any money by Landlord from Tenant after the termination of this Lease, after the service of any notice, after the commencement of any suit, or after final judgement for possession of the Premises, shall reinstate, continue or extend the term of this Lease or affect any such notice, demand, suit or judgment.

ARTICLE 50 - NO MEMORANDUM

     Tenant shall not record this Lease or any memorandum or short form thereof.

ARTICLE 51 - LATE CHARGE

     Tenant acknowledges that late payment of rent due hereunder (including without limitation Basic Rent and additional rent) will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which are extremely difficult to ascertain. These costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by others. Accordingly, if any installment of Basic Rent or additional rent or any other amounts due form Tenant is not received by Landlord or Landlord's designee within ten (10) days after the amount is due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of the overdue amount. Acceptance of late charges by Landlord shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder or at law or in equity.

ARTICLE 52 - FORCE MAJEURE

     If Landlord cannot perform any of its obligations due to events beyond Landlord's control, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction and weather conditions.

ARTICLE 53 - PARKING

     53.1 Tenant shall be entitled, subject to the Rules and Regulations from time to time in effect, to use the vehicle parking spaces in the Project allocate to Tenant in Paragraph 12 of the Basic Lease Provisions without paying any additional rent. Tenant's parking shall not be reserved and shall be limited to vehicles no larger than standard size automobiles or pickup utility vehicles. Tenant shall not cause large trucks or other large vehicles to parked within the Project or on the adjacent public streets.

                                       21

Temporary parking of large delivery vehicles in the Project may be permitted by the Rules and Regulations established by Landlord. Vehicles shall be parked only in striped parking spaces and not in driveways, loading areas or other locations not specifically designed for parking. If Tenant parks more vehicles in the parking area than the number set forth in Paragraph 12 of the Basic Lease Provision such conduct shall be a material breach of the Lease. In addition to Landlord's other remedies under the Lease, Tenant shall pay a reasonable daily charge for each such additional vehicle.

     53.2 Notwithstanding Paragraph 53.1, Landlord reserves the right, at its election at any time, to implement procedures regarding the parking facilities in the Project that Landlord deems to be in the best interest of the tenants in the Project, including, without limitation, procedures regarding implementation of parking stickers or other identification devices, reserved parking spaces and other matters. If Landlord implements any such procedures, all costs in connection therewith shall be included in the Total Operating Expenses defined in Paragraph 3.9.

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                                       22

                                   EXHIBIT "A"
                                    SITE PLAN

                                       24
                                   EXHIBIT "B"

                   ATTACHED TO AND MADE A PART OF OFFICE LEASE
                      RULES AND REGULATIONS OF THE BUILDING

          The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the Tight to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation or interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access by persons with whom tenants normally deal in the ordinary course of their business, unless such persons are engaged in illegal activities. No tenant and no employees of any tenant shall go upon the roof of the Building without the written consent of Landlord.

     2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No hanging planters, television sets or other objects shall be attached to or suspended from ceilings without the prior written consent of Landlord. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door, without the prior written consent of Landlord. Except as otherwise specifically approved by Landlord, all electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by Landlord.

     3. No sign, advertisement or notice shall be exhibited, painted or affixed by any tenant on any part of, or so as to be seen from the outside of, a tenant's premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred in such removal to the tenant violating this rule. Interior signs on doors and walls shall be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color, location and style acceptable to Landlord.

     4. The wash room partitions, mirrors, wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

     5. No tenant shall mark, paint, drill into, or in any way deface any part of its premises or the Building. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with the prior written consent of Landlord and as Landlord may direct.

     6. No bicycles, vehicles, vending machines or animals of any kind shall be brought into or kept in or about any tenant's premises and no cooking shall be done or permitted by any tenant in its premises except that the preparation of coffee, tea, hot chocolate and similar items for the tenant and its employees and business visitors shall be permitted. No tenant shall cause or permit any unusual or objectionable odors to escape from its premises.

     7. No tenant's premises shall be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of such premises for general office purposes. No tenant shall occupy or permit any portion of its premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber shop, manicure shop or employment agency. No tenant shall engage or pay any employees on its premises except those actually working for such tenant on its premises, nor advertise for laborers giving an address at its premises. No tenant's premises shall be used for lodging or sleeping or for any immoral or illegal purposes.

                                       25

     8. No tenant shall make, or permit to be made, any unseemly or disturbing noises, sounds or vibrations, or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

     9. No tenant shall throw anything out of doors or down the passageways.

     10. No tenant shall at any tine bring or keep upon its premises any inflammable, combustible or explosive fluid, chemical or substance. No tenant shall do or permit anything to be done in its premises, or bring or keep anything therein, which shall in any way increase the rate of fire insurance on the Building or on the property kept therein, or obstruct or interfere with the rights of other tenants, or in any way injure or annoy them, or conflict with the regulations of the fire department or the fire laws, or with any insurance policy upon the Building or any part thereof, or with any rules and ordinances established by the local health authority or other governmental authority.

     11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanisms thereof. Each tenant must, upon the termination of its tenancy, restore to Landlord all keys of stores, offices, and toilet rooms, whether furnished to or otherwise procured by tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to the Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such a change.

     12. All removals, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description must take place during the hours which Landlord may establish from time to time. The moving of safes or other fixtures or bulky matter of any kind must be made upon previous notice to the manager of the Building and under his supervision, and the persons employed by any tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building. Landlord reserves the right to prohibit or impose conditions upon the installation of heavy objects which might overload the Building floors.

     13. No tenant shall purchase or otherwise obtain for use in its premises, water, ice, towel, vending machines, janitorial, maintenance or other services of any kind except from persons authorized by Landlord, and at hours and under regulations fixed by Landlord.

     14. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building. Upon written notice from Landlord, any tenant shall refrain from or discontinue such advertising.

     15. Landlord reserves the right to exclude all persons from the Building between the hours of 6 p.m. and 8 a.m. and at all hours of Saturdays, Sundays and legal holidays. Each tenant shah be responsible for all persons for whom he requests access and shall be liable to Landlord for all acts of such persons. Nothing in this Paragraph 15 shall limit Landlord's right to control and prevent access under Paragraph I above.

     16. Any persons employed by any tenant to do janitorial work, shall, while in the Building and outside of the tenant's premises, be subject to and under the control and direction of the manager of the Building (but not as an agent or servant of said manager or of Landlord, and the tenant shall be responsible for all acts of such persons).

     17. All doors opening into public corridors or lobbies shall be kept closed, except when in use for ingress and egress.

     18. The requirements of tenants will be attended to only upon application to the building manager's office.

     19. Canvassing, soliciting and peddling in the Building, unless approved by Landlord, are prohibited and each tenant shall cooperate to prevent the same.

                                       26

     20.All office equipment of any electrical or mechanical nature shall be placed by tenants in their premises in settings approved by Landlord, so as to absorb or prevent any vibration, noise or annoyance to other tenants.

     21. No air conditioning unit or other similar apparatus shall be installed or used by any tenant without the written consent of Landlord.

     22. There shall not be used in any space, or the public halls of the Building, either by tenants or others, any hand trucks except those equipped with rubber tires and side guards.

     23. Landlord will direct electricians as to where and how telephone or telegraph wires are to be introduced. No boring or cutting for wires or string of wires will be allowed without written consent of Landlord. The location of telephones, call boxes and other office equipment affixed to premises shall be subject to the approval of Landlord.

     24. All parking areas, pedestrian walkways, plazas and other public areas forming a part of the Building shall be under the sole and absolute control of Landlord with the exclusive right to regulate and control these areas. Tenant agrees to conform to the rules and regulations that may be established by Landlord for those areas from time to time. The Parking Rules and Regulations attached hereto as Exhibit "B-1 " form a part hereof and are subject to change in accordance with Paragraph 30 hereof.

     25. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

     26. Landlord shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

     27. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into halls, passageways or other public places in the Building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels or other articles be placed on the window sills. Tenant shall see that the windows, transoms and doors of the premises are closed and securely locked before leaving the Building and must observe strict care not to leave windows open when it rains. Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before tenant or tenant's employees leave the Building, and that all electricity, gas or air shall likewise be carefully shut off, as to prevent wage or damage. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes when the sun's rays fall directly on the windows of the Premises. Tenant shall not tamper with or change the setting of any thermostats or temperature control values.

     28. The scheduling of tenant move-ins shall be subject to the reasonable discretion of Landlord.

     29. The term "personal goods or services vendors" as used herein means personel who periodically enter the Building for the purpose of selling goods or services to a tenant, other than goods or services which are used by the tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services, and shoe shining services. Landlord reserves the right to prohibit personal goods and services vendors from access to the Building except upon such reasonable terms and conditions, including, but not limited to, the payment of a reasonable fee and provision for insurance coverage, as are related to the safety, care and cleanliness of the Building, the preservation of good order therein, and the relief of any financial or other burden on the Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to the Tenant or its employees. If necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building.

     30. Landlord may at any time revoke, supplement or modify these Rules and Regulations, or any portion thereof, whenever in Landlord's sole opinion such changes are required for the care,

                                       26
cleanliness, safety or preservation of good order in the Building. All such changes shall be effective five (5) days after delivery to tenant of written notice thereof, except in the event of emergency, in which event they shall be effective immediately upon notice to tenant.

     3i. Tenant shall not place, install or operate on the Premises or in any part of the Building, any engine, stove, or machinery, or conduct mechanical operations or cook thereon or therein, or place or use in or about the Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any other inflammable, explosive, or hazardous material without the prior written consent of the Landlord.

     32. Landlord will not be responsible for any lost or stolen personal property, equipment, money, or jewelry from the Premises or from public rooms, regardless of whether such less occurs when the areas is locked against entry.

     33. No birds or animals shall be brought onto the Project, and no bicycles or vehicles shall be brought into or kept in the Buildings.

     34. No draperies, shutters, or window coverings shall be installed on exterior windows or on windows or doors facing public corridors without Landlord's prior written approval.

     35. Employees of Landlord shall not receive or carry message for or to any tenant or other occupant on the Property, nor shall they contract to render free or paid services to any tenant or any tenant's agents, employees, or invitees; if any of Landlord's employees perform any such services, such employees shall be deemed the agent of the tenant for whom the services are being performed, regardless of whether or how payment is arranged for services, and Landlord is expressly relieved from any and all liability for any injury to persons or damage to property (or any other damages) in connection with any such services.

     36. Directories will be placed by Landlord, at its own expense, in conspicuous places in the Building. No other directories shall be permitted, unless previously consented to by Landlord in writing.

     37. Tenant shall place, affix, or attach on any door or wall of the Building exposed to the public only those identification markers and other pre-approved by Landlord as to style, size, lettering and color. Landlord reserves the right to place any such identification markers and signs on Tenant's doors and walls and the cost thereof shall be billed to Tenant.

                                       27

                  EXHIBIT "B-1 " PARKING RULES AND REGULATIONS
          So long as the Lease to which this Exhibit 'B-1" is attached remains in effect, and so long as the parking rules and regulation adopted by Landlord are not violated, Tenant or persons designated by Tenant shall be entitled on a non-exclusive basis to use parking spaces in the Project parking structure (if any) and on surface parking. Landlord expressly reserves the right to redesignate parking areas and to modify the parking facilities for other uses or to any extent.

A condition of any parking shall be compliance by the porker with parking facilities rules and regulations, and amendments thereto, including any sticker or other identification system established by Landlord's parking operator. Landlord reserves the right to impose parking charges except as provided in Paragraph 53.1 of the Lease, on Tenant and Tenant's employees for any parking now or hereafter available. The following Parking Rules and Regulations are in effect until notice is given to Tenant of any change. Landlord reserves the right to modify and/or adopt such other reasonable and nondiscriminatory rules and regulations for the parking facilities as it deems necessary for the operation of the parking facilities. Landlord may refuse to permit any person who violates the within rules to park in the parking facilities, and any violation hereof shall subject the car to removal at the owner's cost. In either of said events the sticker of any other form of identification supplied by Landlord shall be returned to Landlord.

          1. Hours for the parking facility shall be 6:00 a.m. to 2:30 a.m.

          2. Cars must be parked entirely within the stall lines painted on the floor or pavement.

          3. All directional signs and arrows must be observed.

          4. The speed limit shall be 5 miles per hour.

          5. Parking is prohibited:
               (a) in areas not striped for parking
               (b) in aisles
               (c) where "no parking" signs are posted
               (d) on ramps
               (e) in cross hatched areas
               (f) in  such  other  areas  as may be  designated  by  Landlord's parking operator.

     6. Parking stickers or any other device or form of identification supplied by Landlord shall remain the property of Landlord. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of any unauthorized holder will be void. There will be a replacement charge payable by Tenant or person designated by Tenant equal to the amount posed from time to time by Landlord for loss of any magnetic parking card or parking sticker.

     7. Parking facilities managers or attendants are not authorized to make or allow any exception to these Parking Rules and Regulations.

     8.  Every   parker  is  required  to  park  and  lock  his  own  car.   All
responsibility for damage to cars or persons is assumed by the parker and Landlord and/or its agent shall have no liability whatsoever in connection therewith.

     9. Loss or theft of parking identification devices from automobiles must be reported to the property manager immediately, and a lost or stolen report must be filed by the customer at that time.

                                       28

               (a) Any parking identification device reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution.

               (b) Lost or stolen devices found by the purchaser must be reported to the office of the property manager immediately to avoid confusion.

     10. Spaces rented to persons are for the express purpose of parking one automobile per space. Washing, waxing, cleaning or servicing of any vehicle by the customer and/or his agents is prohibited.

     11. Landlord and the property management reserves the right to refuse the sale of monthly stickers or other parking identification devices, or use of the parking facilities, to any tenant or person and/or his agents or representatives who fail or refuse to comply with the above Parking Rules and Regulations and with all unposted City, State or Federal legal requirements, ordinances, laws or agreements.

     12. Tenant shall acquaint all persons to whom Tenant assigns parking spaces with these Parking Rules and Regulations.


                                       29

                                    EXHIBIT C

                              WORK LETTER AGREEMENT

THIS WORK LETTER AGREEMENT is entered into as of the 7th day of August, 1997 by and between Principal Mutual Life Insurance Company ("Landlord") and Avesis, Inc.,a Delaware corporation ("Tenant").

RECITALS:

A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit A attached to the Lease.

B. In order to induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent applicable) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

1. Completion Schedule. With ten (10) days after the execution of the Lease and this Work Letter Agreement, Landlord shall deliver to Tenant, for Tenant's review and approval, a schedule (the "Work Schedule") setting forth a timetable for the planning and completion of the installation of the Tenant Improvements (as defined in Paragraph 2 below) to be constructed in the Premises, and the estimated Commencement Date for the Term of the Lease. The Work Schedule shall set forth each of the various items of work to be done by or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. The Work Schedule shall be submitted to Tenant for its approval and, upon approval by both Landlord and Tenant, the approved Work Schedule shall become the basis for completing the Tenant Improvements. If Tenant shall fail to approve the Work Schedule as it may be modified after discussions between Landlord and Tenant, within five (5) business days after the date the Work Schedule is first received by Tenant, Landlord may, at its option, terminate the lease and all of its obligations thereunder, and in the event of such a lease termination Tenant shall be responsible for all costs incurred hereunder and under the Lease, including but not limited to the cost of Tenant Improvements, lease commissions and design fees:

2.       Tenant Improvement Allowance.

         (a) Reference herein to "Tenant Improvements" shall include any or all of the following work to be done in the Premises pursuant to the Tenant Improvement Plans (defined in Paragraph 3 below):

                  (i) Installation within the Premises of all partitioning, doors, floor coverings, ceiling, painting, millwork and similar items;

                  (ii) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises, and additional panels or transformers to accommodate Tenant's requirements;

                  (iii) The furnishing and installation of all duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Premises;

                  (iv) All fire and life safety control systems, such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories, installed within the Premises;

                  (v) All plumbing, fixtures, pipes and accessories to be installed within the Premises;

                  (vi)     Testing and inspection costs;

                  (vii) Contractor's fees, including but not limited to any fees based on general conditions; and

                  (viii)   Construction management by Landlord's  representative
                           for  the   supervision  of  the  tenant   improvement
                           installation.

In no event, however, shall the Tenant Improvements include trade fixtures, furniture or equipment of the Tenant.

(b) Landlord hereby grants to Tenant a "Tenant Improvement Allowance" of $8.00 per square foot. Landlord's maximum contribution towards the Tenant Improvements shall be limited to said Tenant Improvement allowance. The Tenant Improvement Allowance shall only be used for: Improvements that are mutually acceptable to both parties.

         (i) Payment of the cost of preparing the space plan and the Tenant Improvement Plans, including mechanical, electrical, plumbing and structural drawings and of all other aspects necessary to complete the Tenant Improvement Plans. The Tenant Improvement Allowance will not be used for the payment of extraordinary design work or extraordinary or overstandard improvements not included within the scope of Landlord's Building Standards or for payments to any other consultants, designers or architects other than Landlord's architect and/or space planner.

         (ii) The payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

         (iii) Construction of the Tenant Improvements; provided, however, that the Tenant Improvement Allowance will be used Non-Standard Improvements, if any, unless Landlord, in its sole discretion, agrees in writing to payment of some or all of the Non-Standard Improvements out of the Tenant Improvement Allowance.

         (iv) All other costs expended by Landlord in the construction of the Tenant Improvements, including those costs incurred by
                  Landlord   for   construction   of   elements  of  the  Tenant
                  Improvements in the Premises, which construction was performed by Landlord prior to execution of this Lease by Landlord and Tenant, which construction is for the benefit of tenants and is customarily performed by Landlord prior to execution of leases for space in the Project for reasons of economics (examples of such construction would include,
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                  but not be linked to, the extension of  mechanical  [including heating, ventilating and air condition systems] and electrical distribution systems outside of the core of the Building, wall construction, column enclosures and painting outside of the
                  core  of  the  Building,   ceiling  hanger  wires  and  window
                  treatment).

     (c) The costs of each item referenced in Paragraph 2(b) above shall be charged against the Tenant Improvement Allowance. In the event that the cost of installing the Tenant Improvements, as established by Landlord's final pricing schedule, shall exceed the Tenant Improvement Allowance, or if any of the Tenant Improvements are not to be paid out of the Tenant Allowance as provided in Paragraph 2(b) above, the excess shall be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements.

     (d) In the event that, after the Tenant Improvement Plans have been prepared and a price therefore established by Landlord, Tenant shall require any changes or substitutions to the Tenant Improvement Plans, any additional costs related hereto shall be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements. Landlord shall have the right to decline Tenant's request for a change to the Tenant Improvement Plans if such changes are inconsistent with the provisions of Paragraph 3 and 4 below, or if the change would, in Landlord's opinion, unreasonably delay construction of the Tenant Improvements.

     (e) Any unused portion of the Tenant Improvement Allowance upon completion of the Tenant Improvements shall not be refunded to Tenant or be available to Tenant as a credit against any obligations of Tenant under the Lease.

3. Tenant Improvement Plans. Immediately after the execution of the Lease and this Work Letter Agreement and subject to the time frames required by the Work Schedule, Tenant agrees to meet with Landlord's architect and/or space planner for the purpose of promptly finalizing a space plan for the layout of the Premises. Based upon such space plan, Landlord's architect shall prepare final working drawings and specifications for the Tenant Improvements. Such final working drawings and specifications are referred to herein as the "Tenant Improvement Plans." The Tenant Improvement Plans must be consistent with Landlord's standard specifications for tenant improvements for the project (the "Building Standard"), as the same may be changed from time to time by Landlord.

4. Non-Standard Tenant Improvements. Landlord shall permit Tenant to deviate from the Building Standards for the Tenant Improvements (the "Non Standard Improvements"), provided that (a) the deviations shall not be of a lesser quality than the Building Standards; (b) the total lighting for the Premises shall not exceed 1.65 watts per Rentable Square Foot of the Premises; (c) the deviations conform to applicable governmental regulations and necessary governmental permits and approvals have been secured; (d) the deviations do not require building service beyond the levels normally provided to other tenants in the Project; and (e) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of Landlord for the Project.

     Any Non-Standard improvements made shall remain on and be surrendered with the Premises upon expiration of the Term, except that Landlord may, within 30 days before or 30 days after expiration of the Term, elect to require Tenant to remove any NonStandard Improvements which may have been made to the Premises. If Landlord so elects, at its own cost Tenant shall restore the Premises to the condition designated by Landlord in its election, before the last day of the term or within 30 days after notice of its election is given, whichever is later.

5. Final Pricing and Drawing Schedule. After the preparation of the space plan (attached as Exhibit X) and after Tenant's written approval thereof, in accordance with the Work Schedule, Landlord shall cause its architect to prepare and submit to Tenant the Tenant Improvement Plans. The
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
     Tenant Improvement Plans shall be approved by Landlord and Tenant in accordance with the Work Schedule and shall thereafter be submitted to the appropriate governmental body by Landlord's architect for plan checking and the issuance of a building permit. Landlord, with Tenant's cooperation, shall cause to be made to the Tenant Improvement Plans any changes necessary to obtain the building permit. Concurrent with the plan checking, Landlord shall have prepared a final pricing for Tenant's approval, in accordance with the Work Schedule, taking into account any modifications which may be required to reflect changes in the Tenant Improvement Plans required by the City or County in which the Premises are located. After final approval of the Tenant Improvement Plans, no further changes may be made thereto without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the deign and/or construction of such changes. Tenant hereby acknowledges that any such changes shall be subject to the terms of Paragraph 7 below.

6. Construction of Tenant Improvements. After the Tenant Improvement Plans have been prepared and approved, the final pricing has been approved and a building permit for the Tenant Improvements has been issued, Landlord shall cause its contractor to begin installation of the Tenant Improvements in accordance with the Tenant Improvement Plans.

     Landlord shall supervise the completion of such work and shall use reasonable commercial efforts to secure substantial completion of the work in accordance with the Work Schedule. The cost of such work shall be paid as provided in Paragraph 2 above. Landlord shall not be liable for any damages, whether direct or consequential, as a result of delays in construction beyond Landlord's reasonable control, including, but not limited to, war, civil unrest, strike, labor troubles, unusually inclement weather, governmental delays, inability to secure governmental approvals or permits, governmental restrictions, availability of materials or labor, acts of God, or delays by Tenant (or its architect or anyone performing services on behalf of Tenant).

7. Completion and Rental Commencement Date. The commencement of the Term of the Lease and Tenant's obligation for the payment of rent under the Lease shall commence as of the date referred to in Section 7* of the Lease provided, however, that if there shall be a delay in substantial completion of the Tenant Improvements as a result of:

     (a) Tenant's failure to approve any items or perform any other obligation in accordance with and by the date specified in the Work Schedule;

     (b) Tenant's request for materials, finishes or installations other than those readily available;

     (c) Tenant's changes in the Tenant Improvement Plans after the previous approval of the Tenant Improvement Plans by Tenant. or

     (d) Tenant's request to deviate from the Building Standards for the Tenant Improvements;

     then the commencement of the Term of the Lease and the rent commencement date shall be accelerated by the number of days of such delay. The Tenant Improvements shall be deemed substantially complete notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use and enjoyment of the Premises remain to be performed (items normally referred to as "Punch List" items).

8. Certificate of Occupancy. Upon completion of the Tenant Improvements and the issuances by the City or other relevant government agency of a Certificate of Occupancy or other comparable certificate authorizing occupancy of the Premises, Tenant will promptly provide Landlord with a copy of the Certificate of Occupancy or other such certificate.

                    Section 7. of the Basic Lease Provisions

9. Force Majeure. Landlord shall have no liability whatsoever to Tenant on account of the inability or delay of Landlord in fulfilling any of Landlord's obligations under this Work Letter by reason of
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
     strike, other labor trouble, governmental controls in connection with a national or other public emergency, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, beyond Landlord's reasonable control. If this Work Letter specifies a time period for performance of an obligation of Landlord, that time period shall be extended by the period of any delay in Landlord's performance caused by any of the events of force majeure described above.

IN WITNESS WHEREOF, this Work Letter Agreement is entered into as of the date first written above.

LANDLORD:
        Principal Mutual Life Insurance Company
        ---------------------------------------
By:        _____________________________

Print Name:_____________________________



TENANT:
        Avesis, Inc.                ,a
        ------------------------------
        Delaware Corporation
        --------------------
By:        _____________________________

Print Name:_____________________________

Its:       _____________________________

By:        _____________________________

Print Name:_____________________________

Its:       _____________________________

                                   EXHIBIT "D"
                              ESTOPPEL CERTIFICATE

The undersigned _________________, does hereby make the following statements:

I They are the Tenant under a certain Lease dated _____________________ with _______________________ and ____________________________ as
     Landlord, leasing the Property commonly known as _________________________.

2. The lease dated _____________________ is in full force and effect and the undersigned is aware of no
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
     defaults under the terms and conditions of the Lease and has no offsets against rentals due the Landlord or to become due the Landlord.

3. The undersigned accepted possession of the Property on __________________ the Lease Term began on ________________________,and ends on
     __________________   and  the   obligation  to  pay  Base  Rent  begins  on
     ____________________, pursuant to the terms and conditions of the Lease.

4. The total Base Rent to be paid pursuant to the terms of said Lease is not less than $ and no Base Rent has been paid more than one month in advance.

     By   ____________________________
     Title____________________________
     Date ____________________________
                                       30

                                   EXHIBIT "E"

The addendum is attached to and made a part of that certain Lease (the "Lease") of even date herewith between PRINCIPAL MUTUAL LIFE INSURANCE as Landlord, and AVESIS, INC. as Tenant, relating to premises located at 3724 North Third Street, Phoenix, Arizona 85012. This Addendum shall supplement and amend the Lease, and the provisions set forth below shall supersede any inconsistent provisions set forth in the Lease. To the extent possible, the provisions set forth below have been numbered to coincide with the numbered articles and sections of the Lease to which they relate. Except as may otherwise be specifically provided below, any terms used below which are defined in the Lease shall have their respective meanings set forth in the Lease.

Section 54: HAZARDOUS MATERIALS.

(a) Definition. As used in this Lease, the term "Hazardous Material" means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", 'infectious wastes", "hazardous materials" or "toxic substances" now or subsequently regulated under any applicable federal, state or local laws or regulations including, without limitation, oil, petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonia compounds and other chemical produce, asbestos, PCBs and similar compounds, and including any different products and materials which are subsequently found to have adverse effects on the environment or the health and safety of persons.

(b) General Prohibition. Tenant shall not cause or permit any Hazardous Material to be generated, produced, brought upon, used, stored, treated or disposed of in or about the Premises or the Property by Tenant, its agents, employees, contractors, sublessee or invitees without the prior written consent of Landlord. Landlord shall be entitled to take into account such factors or facts as Landlord may in its good faith business judgement determine to be relevant in determining whether to grant, condition or withhold consent to Tenant's proposed activity with respect to Hazardous Material and Tenant shall indemnify, defend and hold Landlord harmless
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     from  any and all  actions  (including,  without  limitation.  remedial  or enforcement actions of any kind, administrative or judicial proceedings and orders or judgements, arising out of or resulting therefrom), costs,
     claims,  damages,  (including,   without  limitation,   punitive  damages),
     expenses  (including,  without  limitation  attorneys',   consultants'  and
     experts' fees, court costs and amounts paid in settlement or any claims or actions), fines forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury, property damage, contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or liabilities or losses (economic or other) arising from a breach of this prohibition by Tenant, its agents, employees, contractors, sublessee or invites, In no event, however, shall Landlord be required to consent to the installation or use of any storage tanks in, on or under the Premises or the Property. If Landlord consents to the generation, production, use , storage, treatment or disposal of Hazardous Materials in or about the Premises by Tenant, its agents, employees, contractors, sublessee or invitees, then, in addition to any other requirements or conditions that Landlord may impose in connection with such consent, (1) Tenant promptly shall deliver to Landlord copies of all permits, approvals, filings, and reports reflecting the legal and proper generation, production, use, storage, treatment or disposal of all Hazardous materials, generated, used, stored, treated or removed from the Premises and the Property and, upon Landlord's request, copies of all hazardous waste manifests relating thereto, and (2) upon expiration or earlier termination of this Lease, Tenant shall cause all Hazardous Materials arising out of or related to the use or occupancy of the Premises by Tenant or its agents, affiliates, customers, employees, business associates or assigns to be removed from the Premises and the Property and transported for use, storage or disposal in accordance with all applicable laws, regulations and ordinances and Tenant shall provide Landlord with evidence reasonable satisfactory to Landlord of the same.

(c) In the event that Hazardous Materials are discovered upon, in, or under the Premises, and the applicable governmental agency or entity having jurisdiction over the Premises requires the removal of such Hazardous Materials arising to of or related to the use or occupancy of the premises by Tenant or its agents, affiliates, customers, employees, business associates or assigns but not those of its predecessors, tenant shall at its sole cost and expense remove such Hazardous Materials, and perform any remediation required by the applicable governmental agency or reasonable necessary to make full economic use of the Property in a manner consistent with its current use. Notwithstanding the foregoing, Tenant shall not take any remedial action in or about the Premises or the Property, nor enter into any settlement agreement, consent decree or other compromise with respect to any claims relating to any Hazardous Material in any way connected with the Premises or the Property without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto. Tenant immediately shall notify Landlord in writing of: (i) any spill, release, discharge or disposal of any Hazardous Material in, on or under the Premise, the Property or any portion thereof, (ii) any enforcement, cleanup, removal or other governmental or regulatory action instituted, contemplated, or threatened pursuant to any Hazardous Materials Laws; (iii) any claim made or threatened by any person against Tenant, the Premises, or the Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iv) any reports made to any environmental agency arising out of or in connection with any Hazardous materials in, on or removed from the Premises or the Property, including any complaints, notices, warnings, reports or asserted violations in connection therewith. Tenant also shall -supply to Landlord as promptly as possible, and in any event within five (5) business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations relating in any way to the Premises, the Property or Tenant's use thereof.
                                       71